Exhibit 99.2

Supplemental Operating and Financial Data

June 30, 2005

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations

EBITDA
Selected Ratios & Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary - Core Portfolio
Geographic Distribution - Core Portfolio
Top Tenants - Core Portfolio
Anchor Lease Expiration Roll Out - Core Portfolio
Non-Anchor Lease Expiration Roll Out - Core Portfolio
Total Lease Expiration Roll Out - Core Portfolio
Historical Leasing Production - Core Portfolio
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions - Core Portfolio
Same Property Analysis
Property Listing - Core Portfolio
Property Listing Notes - Core Portfolio
Investments in Joint Ventures
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of June 30, 2005, we had a portfolio of 164 shopping centers totaling approximately 28.0 million square feet of Company-owned gross leasable area, located in 29 states.   Our shopping center portfolio was approximately 92% leased as of June 30, 2005.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA 02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Dallas, Texas
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York	Mequon, Wisconsin

Stock Listing

New York Stock Exchange: HTG

Credit Ratings

Standard & Poor’s: BBB-, Stable
Moody’s: Baa3, Stable
Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 827-3772

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:               www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205	Merrill Lynch	Steve Sakwa	(212) 449-0335
	Jessica Tully	(404) 897-2820		Craig Schmidt	(212) 449-1944

Deutsche Bank	Louis Taylor	(212) 250-4912	Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Chris Capolongo	(212) 250-7726		Suzanne Sorkin	(212) 761-6385

Goldman Sachs	Carey Callaghan	(212) 902-1000	UBS Warburg	Ian Weissman	(212) 713-8602

Green Street Advisors	Greg Andrews	(949) 640-8780	Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Mark Berry	(949) 640-8780		Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Diluted Funds from Operations (FFO)	$33,797	$30,989	$67,668	$63,131
FFO per share - Diluted	$0.70	$0.66	$1.41	$1.34

Funds Available for Distribution (FAD)	$26,988	$21,950	$54,422	$50,360
FAD per share - Diluted	$0.56	$0.46	$1.13	$1.07

EBITDA	$55,173	$51,256	$110,253	$102,625
EBITDA per share - Diluted	$1.14	$1.09	$2.29	$2.18

Net Income Attributable to Common Shareholders	$9,125	$12,207	$19,080	$23,093
Basic	$0.19	$0.26	$0.40	$0.50
Diluted	$0.19	$0.26	$0.40	$0.49

Dividends Paid per Share and Unit	$0.525	$0.525	$1.05	$1.05
Payout ratio of diluted FFO per share	75%	80%	75%	78%
Payout ratio of diluted FAD per share	94%	113%	93%	98%

Other Operating Items:
Total real estate revenue - Continuing Operations	$85,443	$79,088	$173,402	$159,689
Straight line rent and SFAS 141 income adjustment	$837	$1,111	$1,475	$1,948
Lease termination fee income	$1	$285	$366	$581
Amortization of stock-based compensation	$2,039	$1,558	$3,962	$2,905
Capitalized interest expense	$40	$—	$84	$—
Scheduled principal amortization on mortgages	$2,912	$2,685	$5,943	$5,396

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	June 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Real estate investments	$2,556,924	$2,540,841
Less: accumulated depreciation	(360,732)	(318,203)
Real estate investments, net	2,196,192	2,222,638

Cash and cash equivalents	1,598	6,720
Accounts receivable, net of allowance for doubtful accounts of $9,818 in 2005 and $9,583 in 2004	48,710	41,148
Prepaids and other assets	25,907	24,488
Investments in unconsolidated joint ventures	5,411	3,406
Deferred financing and leasing costs	50,643	54,150
Total assets	$2,328,461	$2,352,550

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$628,487	$649,040
Unsecured notes payable	449,864	449,763
Line of credit facility	232,000	196,000
Accrued expenses and other liabilities	81,307	95,989
Accrued distributions	25,095	24,915
Total liabilities	1,416,753	1,415,707
Minority interests:
Exchangeable limited partnership units	12,123	13,110
Other minority interest	2,425	2,425
Total minority interests	14,548	15,535

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,302,857 and 46,934,285 shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	47	47
Additional paid-in capital	1,164,960	1,154,360
Cumulative distributions in excess of net income	(260,377)	(229,818)
Other comprehensive loss	(398)	(506)
Unearned compensation	(7,072)	(2,775)
Total shareholders’ equity	897,160	921,308
Total liabilities and shareholders’ equity	$2,328,461	$2,352,550

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)

Real estate revenue:
Rentals	$64,483	$60,371	$128,049	$120,129
Percentage rent	743	940	2,327	2,629
Recoveries	19,498	17,546	40,812	36,172
Other property	719	231	2,214	759
Total revenue	85,443	79,088	173,402	159,689
Real estate operating expenses:
Property operating expenses	11,383	10,271	25,743	23,011
Real estate taxes	12,565	12,398	24,879	24,274
Net operating income	61,495	56,419	122,780	112,404
Other operating expense (income):
Depreciation and amortization	24,722	21,760	48,699	43,124
Interest	20,851	19,415	41,743	37,030
General and administrative	7,042	5,664	13,603	10,947
Interest, other and joint venture fee income	(254)	(67)	(357)	(271)
Total other operating expense (income)	52,361	46,772	103,688	90,830
Income before gain on sale of marketable securities	9,134	9,647	19,092	21,574
Gain on sale of marketable securities	8	—	8	—
Income before minority interests / income	9,142	9,647	19,100	21,574
Equity in income from unconsolidated joint ventures	54	—	159	—
Income allocated to exchangeable limited partnership units	(71)	(78)	(179)	(143)
Income allocated to Series B & C Preferred Units	—	(555)	—	(1,763)
Income before discontinued operations	9,125	9,014	19,080	19,668
Discontinued operations:
Income from discontinued operations	—	205	—	437
Gains on sales of discontinued operations	—	2,988	—	2,988
Income from discontinued operations	—	3,193	—	3,425
Net income attributable to common shareholders	$9,125	$12,207	$19,080	$23,093

Basic per share data:
Income before discontinued operations	$0.19	$0.19	$0.40	$0.42
Income from discontinued operations	—	0.07	—	0.08

Income attributable to common shareholders	$0.19	$0.26	$0.40	$0.50

Diluted per share data:
Income before discontinued operations	$0.19	$0.19	$0.40	$0.42
Income from discontinued operations	—	0.07	—	0.07

Income attributable to common shareholders	$0.19	$0.26	$0.40	$0.49

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Funds from Operations:
Net income	$9,125	$12,207	$19,080	$23,093
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	24,546	21,585	48,346	42,670
Discontinued operations	—	107	—	213
Pro rata share of unconsolidated joint ventures	55	—	63	—
Gains on sales of real estate investments	—	(2,988)	—	(2,988)

Funds from Operations (FFO)	$33,726	$30,911	$67,489	$62,988

Funds from Operations - Diluted:

FFO	$33,726	$30,911	$67,489	$62,988
Add:
Income allocated to exchangeable limited partnership units	71	78	179	143

FFO - Diluted	$33,797	$30,989	$67,668	$63,131

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Funds from Operations - Diluted	$33,797	$30,989	$67,668	$63,131
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(837)	(1,111)	(1,475)	(1,948)
Maintenance capital expenditures	(2,699)	(2,467)	(4,149)	(3,758)
Tenant improvement and leasing commissions	(5,539)	(7,364)	(12,263)	(10,709)
Capitalized interest	(40)	—	(84)	—
Amortization of financing costs	460	517	1,149	979
Amortization of debt premiums and discounts	(560)	(380)	(1,120)	(760)
Amortization of the effective portion of interest rate swap	54	(30)	108	(30)
Stock-based compensation and SERP	2,352	1,796	4,588	3,455

Funds Available for Distribution	$26,988	$21,950	$54,422	$50,360

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	47,262	46,726	47,151	46,551

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	520	—	521	340
Effect of stock options and dilutive stock-based compensation	511	159	458	278

Weighted average shares outstanding for diluted EPS	48,293	46,885	48,130	47,169

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	520	340	521	340
Effect of stock options and dilutive stock-based compensation	511	159	458	278

Weighted average shares outstanding for diluted FFO per share	48,293	47,225	48,130	47,169

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
EBITDA:
Net income	$9,125	$12,207	$19,080	$23,093

Add (deduct):
Depreciation and amortization:
Continuing operations	24,722	21,760	48,699	43,124
Discontinued operations	—	107	—	213
Pro rata share of unconsolidated joint ventures	55	—	—	—
Interest	20,851	19,415	41,743	37,030
Taxes	304	122	507	247
Gains on sales of real estate investments	—	(2,988)	—	(2,988)
Pro rata share of unconsolidated joint venture interest expense	45	—	45	—
Income allocated to exchangeable limited partnership units	71	78	179	143
Income allocated to Series B & C Preferred Units	—	555	—	1,763

EBITDA	$55,173	$51,256	$110,253	$102,625

Selected Ratios

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.32	2.26	2.31	2.32
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.64	2.64	2.64	2.77
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.64	2.64	2.63	2.77
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a% of total revenue	8.2%	7.2%	7.8%	6.8%
Net operating income (NOI) margin	72%	71%	71%	70%
Property operating expense recovery ratio	81%	77%	81%	76%
Unencumbered NOI as a% of total NOI	55%	52%	55%	53%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of
	June 30, 2005	December 31, 2004

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,556,924	$2,540,841
Pro rata share of unconsolidated joint venture real estate assets, at cost	14,766	9,906
Cash and cash equivalents	1,598	6,720
Prepaids and other assets	24,522	23,031

Total asset cost (GAAP basis)	$2,597,810	$2,580,498

Mortgage loans payable	$628,487	$649,040
Unsecured notes payable	449,864	449,763
Line of credit facility	232,000	196,000
Pro rata share of unconsolidated joint venture mortgage loan payable	3,829	—
Guarantee of unconsolidated joint venture debt	22,000	22,000

Total outstanding debt	$1,336,180	$1,316,803

Total outstanding debt / Total asset cost (GAAP basis)	51.4%	51.0%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,597,810	$2,580,498

Secured debt	$654,316	$671,040

Secured debt / Total asset cost (GAAP basis)	25.2%	26.0%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,474,251	$1,442,739

Unsecured notes payable	449,864	449,763
Line of credit facility	232,000	196,000

Total unsecured debt	$681,864	$645,763

Unencumbered asset cost (GAAP basis) / Total unsecured debt	216.2%	223.4%
Test level	150.0%	150.0%

	For the Twelve Months Ended June 30,
	2005	2004

INTEREST COVERAGE
Income available for debt service (EBITDA)	$217,498	$201,304

Service charge (Interest Expense + Amortization of Mortgage Loan Premiums)	$83,202	$81,424

Annualized income available for debt service / Annualized service charge	2.61	2.47
Test level	1.50	1.50

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal
June 30, 2005

Mortgage loans payable	$628,487
Unsecured notes payable	449,864
Line of credit facility	232,000

Total debt	$1,310,351

Equity

(in thousands)

	Shares & Units	$ Value
	Outstanding at 6/30/05	Equivalent (1)
Common Stock	47,303	$1,656,551
Operating Partnership Units	497	17,405
		$1,673,956

Total market capitalization		$2,984,307

Total Debt to Total Market Capitalization		43.9%

(1)  Value based on stock price of $35.02 per share as of the market close on June 30, 2005.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2005 (1)	2006	2007	2008	2009	Thereafter	Total (2)

Amount	$25,757	$25,700	$43,640	$352,028	$278,514	$574,095	$1,299,734

(1) Represents the period from July 1, 2005 through December 31, 2005.

(2) The aggregate repayment amount of $1,299,734 does not reflect the unamortized mortgage loan premiums totaling $12,243 related to the assumption of fifteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,626 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total	Outstanding	Letters of	Remaining
Facility	at 6/30/05	Credit	Capacity

$400,000	$232,000	$—	$168,000

Unsecured and Secured Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Unsecured Debt	681,864	52.04%	5.08%	4.7	years
Secured Debt	628,487	47.96%	7.34%	5.2	years
Total Debt	$1,310,351	100.00%	6.16%	5.0	years

Floating and Fixed Rate Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Floating Rate Debt	$246,263	18.79%	4.02%	3.0	years
Fixed Rate Debt	1,064,088	81.21%	6.66%	5.4	years
Total Debt	$1,310,351	100.00%	6.16%	5.0	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2005 (1)	2006	2007	2008	2009	Thereafter	Total

Mortgage loans payable:

Williamson Square (5)	$10,651	—	—	—	—	—	10,651
Riverchase Village Shopping Center	9,601	—	—	—	—	—	9,601
Meridian Village Plaza (2)	150	4,841	—	—	—	—	4,991
Spring Mall	61	8,021	—	—	—	—	8,082
Southport Centre	81	171	9,593	—	—	—	9,845
Long Meadow Commons (2) (3)	161	344	8,717	—	—	—	9,222
Innes Street Market	179	380	12,098	—	—	—	12,657
Southgate Shopping Center	56	119	2,166	—	—	—	2,341
Salem Consumer Square	229	505	559	8,771	—	—	10,064
St. Francis Plaza	97	207	225	243	—	—	772
Burlington Square (2)	94	209	227	224	12,743	—	13,497
Buckingham Place (2)	30	69	74	79	5,054	—	5,306
County Line Plaza (2)	103	222	240	256	16,002	—	16,823
Trinity Commons (2)	85	185	200	214	13,776	—	14,460
8 shopping centers, cross collaterialized	869	1,843	1,993	2,154	72,132	—	78,991
Montgomery Commons (2)	38	86	94	100	102	7,334	7,754
Warminster Towne Center (2)	126	283	307	329	362	18,294	19,701
Clocktower Place (2)	60	132	144	154	171	11,838	12,499
545 Boylston Street and William J. McCarthy Building	336	711	772	838	910	30,896	34,463
29 shopping centers, cross collateralized	1,259	2,728	2,955	3,147	3,461	220,654	234,204
The Market of Wolf Creek III (2)	47	98	106	113	125	8,177	8,666
Spradlin Farm (2)	94	203	219	232	253	16,187	17,188
The Market of Wolf Creek I (2)	73	163	176	188	206	9,327	10,133
Berkshire Crossing	251	529	557	584	617	11,725	14,263
Grand Traverse Crossing	185	394	424	457	492	11,151	13,103
Salmon Run Plaza (2)	163	349	381	417	456	2,736	4,502
Elk Park Center	151	321	346	374	403	6,503	8,098
Grand Traverse Crossing - Wal-Mart	84	179	193	208	225	4,190	5,079
The Market of Wolf Creek II (2)	49	103	111	120	129	1,428	1,940
Montgomery Towne Center	195	393	307	335	364	5,262	6,856
Bedford Grove - Wal-Mart	77	164	178	191	207	3,175	3,992
Berkshire Crossing - Home Depot/Wal-Mart	122	258	278	300	324	5,218	6,500

Total mortgage loans payable	$25,757	24,210	43,640	20,028	128,514	374,095	616,244

Unsecured notes payable (4)	—	1,490	—	100,000	150,000	200,000	451,490
Line of credit facility	—	—	—	232,000	—	—	232,000

Total indebtedness	$25,757	25,700	43,640	352,028	278,514	574,095	1,299,734

(1) Represents the period from July 1, 2005 through December 31, 2005.

(2) The aggregate repayment amount of $616,244 does not reflect the unamortized mortgage loan premiums totaling $12,243 related to the assumption of fifteen mortgage loans with above-market contractual interest rates.

(3) Property is encumbered by two mortgage loans maturing in July 2007.

(4) The aggregate repayment amount of $451,490 does not reflect the unamortized original issue discounts of $1,626 related to the April and October 2004 bond issuances.

(5) Mortgage balance was repaid on August 1, 2005.

Summary of Mortgage Loans Payable

(in thousands of dollars)

			Effective	Contractual		At June 30, 2005
			Interest	Interest	Contractual	Unamortized
Property	Lender	Maturity	Rate	Rate	Principal Balance	Mortgage Premium	Carrying Value

Williamson Square (2)	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	$10,651	$—	$10,651
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,601	—	9,601
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	4,991	148	5,139
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,082	—	8,082
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,845	—	9,845
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,222	531	9,753
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,657	—	12,657
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,341	—	2,341
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,064	—	10,064
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	772	—	772
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,497	1,291	14,788
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,306	393	5,699
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,823	1,432	18,255
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,460	1,241	15,701
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	78,991	—	78,991
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,754	651	8,405
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,701	1,797	21,498
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,499	1,467	13,966
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,463	—	34,463
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	234,204	—	234,204
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,666	860	9,526
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,188	681	17,869
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,133	1,198	11,331
Berkshire Crossing	M & T Bank	Nov-12	5.11%	5.11%	14,263	—	14,263
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,103	—	13,103
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,502	272	4,774
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,098	—	8,098
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,079	—	5,079
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,940	281	2,221
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	6,856	—	6,856
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	3,992	—	3,992
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,500	—	6,500

Total/Weighted average			7.34%	7.89%	$616,244	$12,243	$628,487

(1) Property is encumbered by two mortgage loans.

(2) Mortgage balance was repaid on August 1, 2005.

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

	Carrying value at 6/30/05	-	$198,494,000
	Maturity	-	April 15, 2014
	Contractual rate	-	5.125%
	Effective rate	-	5.33%

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

	Carrying value at 6/30/05	-	$149,880,000
	Maturity	-	October 15, 2009
	Contractual rate	-	4.50%
	Effective rate	-	5.03%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

	Carrying value at 6/30/05	-	$100,000,000
	Maturity	-	January 15, 2008
	Contractual and effective rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

	Carrying value at 6/30/05	-	$1,490,000
	Maturity	-	March 15, 2006
	Contractual and effective rate	-	8.875%

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

	Carrying value at 6/30/05	-	$12,123,000
	Units Outstanding	-	496,762 OP Units
	Conversion	-	Convertible into Heritage Common Stock 1:1
	Distribution	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owned 106 properties at June 30, 2005.

Portfolio Overview Summary as of June 30, 2005 - Core Portfolio

Number of shopping centers	164
Number of office buildings	3

Total real estate owned	167

Company-owned shopping center GLA	28,005,869
Company-owned office building net rentable square feet	222,273

Total	28,228,142

% Leased - Total Portfolio	92.5%

Average square foot size of shopping centers - Company-owned GLA	171,000
Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a% of total shopping centers	71%

% of total NOI produced by grocer-anchored shopping centers	70%

Portfolio Overview - Core Portfolio

Geographic Distribution Based on Square Footage

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,719,360	9.63%	$25,390,048	9.90%
Massachusetts	7	1,188,946	4.21%	16,787,994	6.54%
New York	15	1,177,397	4.17%	17,873,861	6.97%
Tennessee	4	1,169,702	4.14%	9,746,415	3.80%
Pennsylvania	4	1,126,179	3.99%	10,963,876	4.27%
Florida	5	1,036,622	3.67%	7,925,368	3.09%
New Hampshire	4	811,800	2.88%	6,755,301	2.63%
Alabama	3	450,172	1.59%	4,253,845	1.66%
New Jersey	2	375,882	1.33%	5,459,830	2.13%
Maine	1	254,314	0.90%	883,512	0.34%
Vermont	1	224,514	0.80%	1,877,000	0.73%
Mississippi	1	221,567	0.78%	2,927,621	1.14%
Virginia	1	181,055	0.64%	2,339,351	0.91%
Georgia	1	141,072	0.50%	666,347	0.26%
Connecticut	1	125,710	0.45%	1,319,110	0.51%
Subtotal	60	11,204,292	39.69%	$115,169,479	44.89%

Midwest:
Illinois	18	3,380,240	11.97%	$31,067,352	12.11%
Minnesota	17	2,653,412	9.40%	24,875,915	9.70%
Indiana	13	2,634,654	9.33%	18,041,629	7.03%
Missouri	9	1,609,963	5.70%	13,069,281	5.09%
Wisconsin	10	1,159,661	4.11%	8,903,107	3.47%
Texas	7	969,213	3.43%	12,441,449	4.85%
Kansas	6	932,186	3.30%	5,779,440	2.25%
Michigan	4	919,820	3.26%	7,210,279	2.81%
Iowa	7	726,552	2.57%	3,780,732	1.47%
Ohio	3	669,682	2.37%	5,280,645	2.06%
Nebraska	7	633,918	2.25%	5,056,422	1.97%
Kentucky	4	503,223	1.78%	4,090,810	1.59%
South Dakota	1	195,526	0.69%	1,384,563	0.54%
New Mexico	1	35,800	0.13%	401,670	0.16%
Subtotal	107	17,023,850	60.31%	$141,383,292	55.11%

Total	167	28,228,142	100.00%	$256,552,772	100.00%

Top Tenants by Annualized Base Rent - Core Portfolio

					Tenant	% of Total
				GLA as a %	Annualized	Annualized
	Tenant	# of Stores	Total GLA	of Total	Base Rent (1)	Base Rent (2)	Type of Business

1	TJX Companies (3)	50	1,543,294	5.47%	$13,679,637	5.33%	Off Price/Soft Goods
2	Kroger (4)	13	725,952	2.57%	5,067,342	1.98%	Grocer
3	Supervalu (5)	10	657,733	2.33%	4,685,257	1.83%	Grocer
4	Associated Wholesale Grocers (6)	10	603,378	2.14%	3,441,402	1.34%	Grocer
5	Staples	12	296,940	1.05%	3,393,004	1.32%	Office Products
6	Charming Shoppes (7)	39	313,005	1.11%	3,382,850	1.32%	Discount / Apparel
7	Roundy’s (8)	8	491,482	1.74%	3,252,842	1.27%	Grocer
8	OfficeMax	12	310,337	1.10%	3,236,297	1.26%	Office Products
9	Home Depot	4	459,073	1.63%	3,049,963	1.19%	Home Improvement
10	Sears Holdings Corporation (9)	13	664,381	2.35%	2,946,160	1.15%	Discount
11	Wal-Mart	8	727,634	2.58%	2,941,622	1.15%	Discount
12	Safeway (10)	5	327,249	1.16%	2,924,301	1.14%	Grocer
13	Barnes & Noble	7	178,936	0.63%	2,905,676	1.13%	Books
14	Blockbuster	26	163,657	0.58%	2,730,365	1.06%	Video Sales / Rentals
15	Hy-Vee	9	547,466	1.94%	2,719,823	1.06%	Grocer
16	Hallmark	43	220,235	0.78%	2,652,680	1.03%	Cards/Gifts
17	Walgreens	16	205,425	0.73%	2,610,241	1.02%	Drug Store
18	Dollar Tree	33	314,971	1.12%	2,538,315	0.99%	Discount
19	Linens N Things	7	214,741	0.76%	2,474,017	0.96%	Soft Goods
20	PetsMart	9	222,314	0.79%	2,389,586	0.93%	Pet Supplies

(1)     We calculate annualized base rent for all leases in place in which tenants are in occupancy at June 30, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)     Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $256,552,772.

(3)     TJX Companies include: TJ Maxx (22), Marshalls (16),  A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

(4)     The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)     Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)     Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2), Super Saver (1) and Falley’s Food 4 Less (1).

(7)     Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (4).

(8)     Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

(9)     Sears Holding Corporation includes: K-Mart (6), Sears (3), Sears Dental (1), Sears NTB (1), Sears Paint & Hardware (1) and Lands’ End (1).

(10)   Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

Anchor Lease Expiration Roll Out as of June 30, 2005 (1) - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(2)	Base Rent	Sq. Ft.(3)

2005 (4) (5)	7	184,062	1.1%	$933,597	0.7%	$5.07
2006	32	1,300,779	7.9%	7,073,175	5.6%	5.44
2007	40	1,396,968	8.5%	9,419,247	7.4%	6.74
2008	39	1,420,572	8.6%	9,860,826	7.7%	6.94
2009	51	1,872,962	11.4%	14,868,293	11.7%	7.94
2010	35	1,147,756	7.0%	9,558,643	7.5%	8.33
2011	32	1,221,091	7.4%	10,970,722	8.6%	8.98
2012	22	781,245	4.7%	7,445,667	5.9%	9.53
2013	25	1,138,555	6.9%	8,482,813	6.7%	7.45
2014	23	820,415	5.0%	7,222,237	5.7%	8.80
2015 and Thereafter	99	5,167,158	31.4%	41,425,289	32.6%	8.02

Totals	405	16,451,563	100.0%	$127,260,509	100.0%	$7.74

(1)          We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)          Represents Expiring Base Rent divided by Expiring Square Feet.

(4)          Represents the period from July 1, 2005 through December 31, 2005.

(5)          Includes tenants on a month-to-month agreement.

Non-Anchor Lease Expiration Roll Out as of June 30, 2005 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3) (4)	297	690,773	7.15%	$9,148,454	6.59%	$13.24
2006	533	1,512,280	15.66%	20,685,728	14.89%	13.68
2007	524	1,626,052	16.84%	22,833,034	16.44%	14.04
2008	486	1,664,070	17.23%	23,361,556	16.82%	14.04
2009	348	1,238,251	12.82%	18,716,135	13.47%	15.11
2010	301	1,197,086	12.40%	16,867,420	12.14%	14.09
2011	96	471,197	4.88%	6,707,914	4.83%	14.24
2012	69	285,383	2.96%	4,750,527	3.42%	16.65
2013	58	268,488	2.78%	4,248,777	3.06%	15.82
2014	62	266,742	2.76%	4,757,948	3.43%	17.84
2015 and Thereafter	92	435,620	4.51%	6,838,154	4.92%	15.70

Totals	2,866	9,655,942	100.00%	$138,915,647	100.00%	$14.39

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

(3)          Represents the period from July 1, 2005 through December 31, 2005.

(4)          Includes tenants on a month-to-month agreement.

Total Lease Expiration Roll Out as of June 30, 2005 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3) (4)	304	874,835	3.4%	$10,082,051	3.8%	$11.52
2006	565	2,813,059	10.8%	27,758,903	10.4%	9.87
2007	564	3,023,020	11.6%	32,252,281	12.1%	10.67
2008	525	3,084,642	11.8%	33,222,382	12.5%	10.77
2009	399	3,111,213	11.9%	33,584,428	12.6%	10.79
2010	336	2,344,842	9.0%	26,426,063	9.9%	11.27
2011	128	1,692,288	6.5%	17,678,636	6.6%	10.45
2012	91	1,066,628	4.1%	12,196,194	4.6%	11.43
2013	83	1,407,043	5.4%	12,731,590	4.8%	9.05
2014	85	1,087,157	4.2%	11,980,185	4.5%	11.02
2015 and Thereafter	191	5,602,778	21.5%	48,263,443	18.1%	8.61

Totals	3,271	26,107,505	100.0%	$266,176,156	100.0%	$10.20

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

(3)          Represents the period from July 1, 2005 through December 31, 2005.

(4)          Includes tenants on a month-to-month agreement.

Historical Leasing Production (3) - Core Portfolio - Cash Basis

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2005	June 30, 2005	2004	2003	2002
Retail Portfolio
New Leases
Number of new leases signed	51	93	255	221	248
GLA leased (sq. ft. at end of period)	147,883	271,167	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$13.62	$13.27	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$12.37	$11.95	$9.14	$8.92	$8.98
Percentage growth in base rent	10.0%	11.1%	8.8%	8.3%	10.3%

Renewals
Number of renewals signed	96	206	414	374	391
GLA leased (sq. ft. at end of period)	344,551	808,608	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$12.83	$12.39	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$11.88	$11.62	$10.71	$9.59	$10.39
Percentage growth in base rent	8.1%	6.6%	5.9%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	147	299	669	595	639
GLA leased (sq. ft. at end of period)	492,434	1,079,775	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$13.07	$12.61	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$12.03	$11.70	$10.06	$9.36	$9.83
Percentage growth in base rent	8.7%	7.8%	7.0%	6.2%	6.9%

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2005	June 30, 2005	2004	2003	2002
Total Portfolio
New Leases
Number of new leases signed	53	97	263	238	268
GLA leased (sq. ft. at end of period)	159,150	287,562	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$14.60	$14.04	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$14.91	$13.88	$9.59	$9.62	$9.55
Percentage growth in base rent	(2.1)%	1.1%	6.8%	5.3%	9.7%

Renewals
Number of renewals signed	96	209	421	392	398
GLA leased (sq. ft. at end of period)	344,551	826,934	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$12.83	$12.76	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$11.88	$12.23	$10.94	$10.09	$10.51
Percentage growth in base rent	8.1%	4.3%	5.5%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	149	306	684	630	666
GLA leased (sq. ft. at end of period)	503,701	1,114,496	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$13.39	$13.09	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$12.84	$12.66	$10.38	$9.92	$10.12
Percentage growth in base rent	4.3%	3.4%	6.0%	5.2%	6.8%

(1)          New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)          Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)          Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions - Core Portfolio (1)

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2005	June 30, 2005	2004	2003	2002
Average number of square feet	28,228,006	28,225,828	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$2,699,000	$4,149,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.10	$0.15	$0.25	$0.31	$0.32

Tenant improvements	$4,405,000	$9,515,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,134,000	2,748,000	4,782,000	4,931,000	4,461,000
Total	$5,539,000	$12,263,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.20	$0.43	$0.90	$0.63	$0.65

(1)          Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2005	2004		2005	2004

Total income	$81,103	$78,577		$165,052	$158,937
Operating expenses	(22,678)	(22,561)		(48,296)	(47,177)

Net operating income	58,425	56,016	4.3%	116,756	111,760	4.5%

Less: Lease termination income	(1)	(285)		(365)	(581)

Net operating income, as adjusted	$58,424	$55,731	4.8%	$116,391	$111,179	4.7%

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama

Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$921,590	$9.67
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,851,270	$10.50
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	88%	178,511	190,611	128,225	Bruno’s Supermarket	$1,480,985	$8.30
						Best Buy
						PetsMart

Connecticut

Torrington Plaza	1963/1994	94%	125,710	132,910	42,037	TJ Maxx	$1,319,110	$10.49
						Staples

Florida
Barton Commons	1989	41%	215,049	218,049	52,039	Bealls Dept. Store	$413,048	$1.92
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,045,762	$10.29
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,877,217	$8.10
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	88%	207,033	207,033	113,273	Winn Dixie Supermarket Bed, Bath & Beyond	$1,934,056	$9.34
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	100%	183,867	187,367	111,831	Publix Supermarket TJ Maxx	$1,655,283	$9.00
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia

Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$666,347	$4.72
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$297,194	$4.82

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,439,572	$13.48

The Commons of Chicago Ridge	1992/1999	95%	324,080	324,080	246,039	Home Depot Office Depot	$3,660,658	$11.30
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,148,426	$11.53
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	97%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease)	$1,598,572	$6.59
						TJ Maxx

Fairhills Shopping Center	1971/1989	90%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$615,188	$5.72

Heritage Square	1992	98%	210,852	210,852	164,706	Circuit City	$2,579,006	$12.23
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	97%	240,002	240,002	141,068	Cub Foods	$2,394,120	$9.98
						Office Depot
						Babies R Us
						Big Lots

Long Meadow Commons	1996	91%	118,471	118,471	65,816	Dominick’s Supermarket	$1,618,399	$13.66

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$546,772	$14.11
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,384,024	$8.97
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rollins Crossing	1995/1998	99%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,088,266	$7.35
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,190,636	$8.51
						U.S. Post Office

Sheridan Village	1954/1995	98%	303,915	303,915	177,409	Bergner’s Dept Store	$2,410,971	$7.93
						Cohen’s Furniture Co.

Sterling Bazaar	1992	96%	84,535	84,535	52,337	Kroger Supermarket	$745,271	$8.82

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$702,630	$7.16

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$370,138	$5.47
						Big Lots

Westview Center	1992	65%	325,507	416,307	149,963	Cub Foods	$2,277,509	$7.00
						Value City Dept. Store (Non-Owned)

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,797,191	$11.95
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket	$1,662,899	$6.19
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$748,795	$7.61

Germantown Shopping Center	1985	77%	229,941	237,141	115,143	Beuhler’s Supermarket	$1,197,094	$5.21
						Elder Beerman Department Store
						Peebles Department Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$450,353	$4.38

Lincoln Plaza	1968	94%	103,938	103,938	47,228	Kroger Supermarket	$694,540	$6.68

Martin’s Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin’s Supermarket	$617,645	$6.73
						Osco Drug

Meridian Village	1990	100%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,316,902	$10.07
						Godby Home Furnishings

Rivergate Shopping Center	1982	96%	133,086	137,486	108,086	Super Foods	$471,297	$3.54
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Sagamore Park Centre	1982	92%	118,436	118,436	66,063	Payless Supermarket	$936,182	$7.90

Speedway SuperCenter	1960/1998	90%	569,879	569,879	252,624	Kroger Supermarket	$4,577,407	$8.03
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	92%	304,725	307,525	115,325	US Factory Outlet	$2,047,257	$6.72
						AJ Wright
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale Commons	1957/1993	77%	331,912	331,912	168,409	Stein Mart Dunham’s Sporting Goods	$1,524,067	$4.59
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Iowa

Burlington Plaza West	1989	100%	88,118	92,118	52,468	Hobby Lobby	$535,466	$6.08

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	88%	113,713	116,513	76,896	Hy-Vee Supermarket	$629,472	$5.54

Parkwood Plaza	1992	37%	126,369	126,369	N/A	N/A	$361,152	$2.86

Southgate Shopping Center	1972/1996	89%	155,399	155,399	102,065	Hy-Vee Supermarket	$537,957	$3.46
						Big Lots

Spring Village	1980/1991	47%	90,263	92,763	N/A	N/A	$334,002	$3.70

Warren Plaza	1980/1993	100%	90,102	187,135	160,925	Hy-Vee Supermarket	$737,152	$8.18
						Target (Non-Owned)

Kansas

Mid State Plaza	1971	80%	286,601	293,101	152,692	Ashley Furniture Home Store	$808,013	$2.82
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	97%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,272,069	$9.51

Shawnee Parkway Plaza	1979/1995	94%	92,213	92,213	59,128	Price Chopper Supermarket	$638,809	$6.93

Village Plaza	1975	90%	55,698	55,698	31,431	Falley’s Food 4 Less	$255,641	$4.59

Westchester Square	1968/1998	96%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,358,395	$8.24

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

West Loop Shopping Center	1986/1998	99%	199,032	199,032	98,558	Dillons Supermarket	$1,446,513	$7.27
						Waters True Value
						American Academy Hair Design

Kentucky

Dixie Plaza	1987	8%	48,021	82,804	15,383	Bob Montgomery Auto (Non-Owned)	$48,239	$1.00

Midtown Mall	1970/1994	99%	153,822	153,822	106,383	Kroger Supermarket	$990,309	$6.44
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	96%	164,367	186,167	39,399	Kroger Supermarket	$1,428,545	$8.69

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,623,716	$11.85
						H.H. Gregg (Non-Owned)

Maine

Pine Tree Shopping Center	1958/1973	99%	254,314	254,314	214,178	AJ Wright	$883,512	$3.47
						Mardens
						Jo-Ann Fabrics
						Packard Development (Ground Lease)

Massachusetts

Berkshire Crossing	1996	100%	442,248	442,248	389,561	Price Chopper Supermarket	$3,502,695	$7.92
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	84%	86,290	86,290	34,097	Staples	$2,463,490	$28.55
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$635,150	$8.13

Watertower Plaza	1988/1998	93%	296,320	296,320	214,889	Shaw’s Supermarket	$3,755,719	$12.67
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	94%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$949,091	$9.13
						TJ Maxx

Michigan

Cherry Hill Marketplace	1992/1999	80%	122,132	125,032	53,739	Farmer Jacks	$1,151,425	$9.43

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$958,182	$7.61
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,692,094	$6.95
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	100%	284,448	284,448	194,014	Kroger Supermarket	$2,408,578	$8.47
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota

Austin Town Center	1999	46%	110,680	200,680	170,789	Staples	$491,586	$4.44
						Target (Non-Owned)

Brookdale Square	1971/1994	41%	185,883	185,883	66,834	Brookdale Theater	$470,165	$2.53
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	98%	182,969	182,969	117,716	Best Buy	$1,682,406	$9.20
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	95%	123,350	123,350	90,946	Rainbow Foods	$854,659	$6.93
						Slumberland Clearance

Division Place	1991	87%	129,753	134,753	24,016	TJ Maxx	$1,331,587	$10.26

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$1,975,556	$9.64
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	98%	433,082	433,082	254,539	Cub Foods	$4,799,561	$11.08
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub West (9) Richfield Hub	1952/1992	99%	214,855	217,655	129,400	Rainbow Foods Bally Total Fitness	$2,415,957	$11.24
						Marshalls
						Michaels

Marketplace at 42	1999	97%	120,487	150,687	72,371	Rainbow Foods	$1,625,815	$13.49
						Walgreens (Non-Owned)

Roseville Center	1950/2000	99%	76,616	155,416	65,000	Rainbow Foods (Non-Owned)	$895,422	$11.69

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,846,766	$14.78
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	97%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,497,428	$8.69
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,198,892	$7.38
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,006,599	$7.45
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,146,481	$13.04
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$637,035	$8.72

Mississippi

County Line Plaza	1997	100%	221,567	268,367	171,062	Haverty’s Furniture	$2,927,621	$13.21
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)

Missouri

Clocktower Place	1987	99%	214,198	222,348	129,807	Dierberg’s Market	$2,310,304	$10.79
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,432,936	$9.81
						Lukas Liquors

Grandview Plaza	1961/1991	80%	296,008	296,008	169,892	Schnuck’s Supermarket	$1,920,050	$6.49
						Old Time Pottery
						Walgreens

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub Shopping Center	1972/1995	94%	163,072	163,072	103,322	Price Chopper Supermarket	$857,059	$5.26

Liberty Corners	1987/1996	97%	125,432	214,932	136,500	Price Chopper Supermarket	$928,060	$7.40
						Sutherlands (Non-Owned)

Maplewood Square	1998	92%	71,590	75,590	57,575	Shop n’ Save Supermarket	$457,680	$6.39

Marketplace at Independence	1988	91%	241,898	253,398	133,942	Price Chopper Supermarket	$2,047,989	$8.47
						Old Navy

Prospect Plaza	1979/1999	98%	189,996	189,996	136,566	Price Chopper Supermarket	$1,613,129	$8.49
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,502,074	$9.29
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’ IGA Supermarket	$182,698	$5.31
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$467,346	$5.56
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$568,788	$8.30
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	99%	179,964	406,514	210,020	SuperSaver Supermarket	$1,588,974	$8.83
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,475	$7.69

Miracle Hills Park	1988	90%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$665,085	$9.55

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket Movies 8	$1,062,057	$8.20

New Hampshire

Bedford Grove	1989	100%	216,941	216,941	182,745	Shop N’ Save	$1,748,143	$8.06
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	91%	265,091	265,091	192,207	Marshalls	$2,544,841	$9.60
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,413,108	$7.73
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$1,049,208	$7.14
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

New Jersey

Cross Keys Common	1995	91%	216,428	417,414	279,971	Wal-Mart (Non-Owned)	$3,035,094	$14.02
						AJ Wright
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,424,737	$15.21
						Clearview Cinema (Ground Lease)
						Michaels

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	100%	175,086	175,086	126,812	Bob’s Stores	$1,534,914	$8.77
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	82%	59,569	59,569	36,989	Pathmark	$621,826	$10.44

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,968,715	$24.21
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,205,323	$24.91

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$1,037,362	$16.92

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,044,855	$14.52
						TJ Maxx

Nesconset Shopping Center	1961/1999	100%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,735,386	$14.11

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,903,888	$21.22

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,375,994	$13.88
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$604,374	$13.70

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,097,978	$15.97
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	98%	84,480	89,680	56,759	Waldbaum’s Supermarket	$778,878	$9.22

Three Village Plaza	1964/1991	91%	77,458	77,458	38,955	King Kullen Grocery	$1,246,998	$16.10

Turnpike Plaza	1971/1994	98%	52,950	52,950	30,700	Waldbaum’s Supermarket	$923,551	$17.44

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

North Carolina

The Commons at Chancellor Park	1994	98%	341,860	351,460	309,041	Home Depot (Ground Lease) Hobby Lobby	$2,234,823	$6.54
						Circuit City
						Marshalls
						Value City
						Gold’s Gym

Crown Point Shopping Center	1990	76%	147,200	164,200	135,200	Lowe’s Home Centers / Old Time Pottery	$767,345	$5.21

Franklin Square	1990	95%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,106,339	$9.76
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,356	349,356	296,740	Food Lion Supermarket	$3,378,982	$9.67
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	97%	283,350	292,950	98,222	Winn Dixie Supermarket Burlington Coat Factory	$2,754,704	$9.72

New Centre Market	1998	99%	143,763	266,263	175,040	Target (Non-Owned)	$1,643,401	$11.43
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	77%	260,405	260,405	85,447	Marshalls	$1,899,962	$7.30
						Carolina Clearing House

University Commons	1989	99%	235,396	235,396	135,326	Lowes Foods	$2,673,473	$11.36
						TJ Maxx
						Homegoods
						AC Moore

University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,639,719	$11.34
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,291,299	$10.55
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,474,635	$9.39
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket	$1,497,883	$6.29
						Wal-Mart

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,308,128	$8.40
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$383,227	$4.60

Colonial Commons	1991/2003	88%	433,362	451,462	291,835	Giant Foods (Ground Lease)	$5,496,898	$12.68
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$1,985,006	$5.33
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,345	318,028	276,951	Shop Rite Supermarket	$3,098,745	$13.06
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

South Dakota

Baken Park	1962/1997	91%	195,526	195,526	95,039	Nash Finch Supermarket	$1,384,563	$7.08
						Ben Franklin
						Boyd’s Drug

Tennessee

The Market of Wolf Creek	2000	86%	297,099	470,437	296,490	Target (Non-Owned)	$3,290,884	$11.08
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot

Oakwood Commons (11)	1989/1997	97%	278,017	280,767	178,769	Publix Supermarket	$1,905,664	$6.85
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,930,253	$7.30
						K-Mart
						Goody’s Family Clothing
						Franklin Athletic Club

Williamson Square (12)	1988/1993	99%	330,226	340,476	202,102	Kroger Supermarket	$2,619,615	$7.93
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,050,913	$7.00
						Big Lots

The Crossing	2000/2001	92%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$2,054,421	$10.98
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	85%	104,682	131,682	24,025	Staples	$1,873,671	$17.90

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$680,450	$8.65

Randall’s Fairmont	1985/2003	89%	105,869	112,069	56,208	Randall’s Food Market	$941,583	$8.89

Royal Oaks Village	2001/2002	98%	145,286	145,286	83,652	HEB Grocery	$2,892,180	$19.91

Trinity Commons (13)	1998	96%	197,423	197,423	84,228	Tom Thumb	$2,948,231	$14.93
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,877,000	$8.36
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,339,351	$12.92
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin

Fairacres Shopping Center	1992	99%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$633,664	$7.95

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$454,874	$9.00

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$829,618	$4.88
						K-Mart

Madison Plaza	1988/1994	76%	54,275	127,584	N/A	N/A	$379,400	$6.99

Mequon Pavilions	1967/1991	95%	211,797	211,797	65,995	Sendik’s Food Market	$2,891,419	$13.65
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick ‘N Save Supermarket	$859,129	$8.74
						K-Mart (Non-Owned)

Oak Creek Centre	1988	39%	91,510	99,510	N/A	N/A	$232,973	$2.55

Park Plaza	1959/1993	84%	113,669	113,669	74,054	Big Lots	$313,680	$2.76
						Hobby Lobby

Spring Mall	1967/1994	90%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens

Taylor Heights	1989	88%	85,072	223,862	158,630	Piggly Wiggly Foods	$830,194	$9.76
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	28,005,869	33,666,068	21,454,270		$250,277,104	$8.94

Office Buildings:

William J. McCarthy Building	1963/1995	84%	93,018	93,018		N/A	$2,418,304	$26.00

545 Boylston Street	1972/1996	100%	89,075	89,075		Allied Advertising	$3,063,545	$34.39
						Trinity Church

Executive Office Building	1970	100%	40,180	40,180		Lipner Gordon & Co.	$793,819	$19.76
						Norca Corporation
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		93%	222,273	222,273			$6,275,667	$28.23

TOTAL PORTFOLIO		92%	28,228,142	33,888,341			$256,552,772	$9.09

Core Property Listing Notes

(1)                              Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)                              Represents gross leasable area owned by us, including 1,525,407 square feet of gross leaseable area subject to ground leases and excludes 5,660,199 square feet of non-owned gross leasable area.

(3)                              Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.7 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.5 million square feet of ground leased gross leaseable area.

(4)                              Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)                              We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)                              We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at June 30, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)                              Represents Annualized Base Rent divided by Company Owned GLA at June 30, 2005.

(8)                              Property contains 11,627 square feet of office space.

(9)                              Property is comprised of two shopping centers.

(10)                        Property contains 32,665 square feet of office space.

(11)                        We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)                        Williamson Square is owned by a joint venture of which we own 60%.  Heritage acquired the 40% minority interest on August 2, 2005.

(13)                        We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Investments in Joint Ventures

(in thousands of dollars)

Investment in Development Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Estimated Construction Costs	Ownership Interest	Investment at June 30, 2005

Westwood Development	Lakes Crossing	Norton Shores, Michigan	215,000	303,000	50.0%	Kohl’s	$27,500	50%	$4,282
						Circuit City
						Jo-Ann Fabrics

Total Construction Loan Facility	Construction Loan Balance Outstanding	Share of Construction Loan	Guaranty

$22,000	$14,531	$7,266	Full

Investment in Operating Joint Venture

							Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Ownership Interest	Ownership Interest	Investment at June 30, 2005

Intercontinental Real Estate Corporation	Skillman Abrams Shopping Center	Dallas, Texas	133,088	133,088	95.3%	Tom Thumb	25%	$3,829	$1,129

Property Information as of June 30, 2005

Total Assets	$20,145

Total Debt (GAAP basis)	$15,316

Lender	Wachovia

Effective Interest Rate	5.55%

Contractual Interest Rate	6.05%

Maturity	5/1/2014

Results of Operations

(unaudited and GAAP basis)

for the period April 15, 2005 (date of acquisition) through June 30, 2005

Total Revenue	$455

Total Operating Expenses	164

Net operating income	$291

Interest	180

Depreciation and amortization	182

Net loss	$(71)

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or "NOI", is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.  We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.